Revenue	12 Months Ended
Dec. 31, 2019
Major components of tax expense (income) [abstract]
Revenue
19.	Revenue

Accounting Policy:

The Company generates revenue primarily from the sale of cannabis, cannabis related products and provision of services. The Company uses the following five-step contract-based analysis of transactions to determine if, when and how much revenue can be recognized:

1. Identify the contract with a customer;
2. Identify the performance obligation(s) in the contract;
3. Determine the transaction price;
4. Allocate the transaction price to the performance obligation(s) in the contract; and
5. Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenue from the sale of cannabis is generally recognized when control over the goods has been transferred to the customer. Payment for medical sales is typically due prior to shipment. Payment for wholesale transactions is due within a specified time period as permitted by the underlying agreement and the Company’s credit policy upon the transfer of goods to the customer. The Company generally satisfies its performance obligation and transfers control to the customer upon delivery and acceptance by the customer. Revenue is recorded at the estimated amount of consideration to which the Company expects to be entitled.

Effective October 17, 2018, Canada Revenue Agency (“CRA”) began levying an excise tax on the sale of medical and consumer cannabis products. The Company becomes liable for these excise duties when cannabis products are delivered to the customer. The excise taxes payable is the higher of (i) a flat-rate duty which is imposed when a cannabis product is packaged, and (ii) an ad valorem duty that is imposed when a cannabis product is delivered to the customer. Effective May 1, 2019, excise tax calculated on edible cannabis products, cannabis extracts and cannabis topicals will prospectively be calculated as a flat rate based on the quantity of total tetrahydrocannabinol (THC) contained in the final product. There were no changes in the legislation in calculating excise taxes for fresh cannabis, dried cannabis, seeds and plants. Where the excise tax has been billed to customers, the Company has reflected the excise tax as part of revenue in accordance with IFRS 15. Net revenue from sale of goods, as presented on the consolidated statements of comprehensive loss, represents revenue from the sale of goods less applicable excise taxes. Given that the excise tax payable/paid to CRA cannot be reclaimed and is not always billed to customers, the Company recognizes that the excise tax is an operating cost that affects gross margin to the extent that it is not recovered from its customers.

Prior to January 1, 2018, the Company’s accounting policy related to revenue was to recognize revenue at the fair value of consideration received or receivable. Revenue from the sale of goods was recognized upon satisfying certain criteria, which was deemed to have occurred when the customer receives the goods.

A summary of the Company’s sales by product line is provided in the table below:

	December 31	December 31	December 31
	2019	2018	2017
	$	$	$
Dried Cannabis	17,517,882	1,297,517	582,245
Cannabis Oils	4,578,876	771,533	340,352
Other	240,878	41,353	15,057
Total	22,337,636	2,110,403	937,654